Exhibit 12.1

                 Intervest Mortgage Corporation and Subsidiaries
               Computation of Ratios of Earnings to Fixed Charges

                                                                                             For the Six months Ended June 30, 2003
($ in thousands)
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
Earnings before income taxes                                                                                    $1,410
Fixed charges (1)                                                                                                3,423
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Earnings before income taxes and fixed charges                                                                  $4,833
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Earnings to fixed charges ratio                                                                                 1.41 x
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                                                                                             For the Six months Ended June 30, 2002
($ in thousands)
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Earnings before income taxes                                                                                    $1,389
Fixed charges (1)                                                                                                3,009
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Earnings before income taxes and fixed charges                                                                  $4,398
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Earnings to fixed charges ratio                                                                                 1.46 x
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                                                                                              For the Year Ended December 31, 2002
($ in thousands)
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Earnings before income taxes                                                                                    $2,773
Fixed charges (1)                                                                                                6,288
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Earnings before income taxes and fixed charges                                                                  $9,061
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Earnings to fixed charges ratio                                                                                  1.44x
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                                                                                              For the Year Ended December 31, 2001
($ in thousands)
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Earnings before income taxes, less effect of extraordinary item, net                                            $1,073
Fixed charges (1)                                                                                                6,511
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Earnings before income taxes and fixed charges                                                                  $7,584
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Earnings to fixed charges ratio                                                                                  1.16x
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                                                                                              For the Year Ended December 31, 2000
($ in thousands)
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Earnings before income taxes                                                                                      $417
Fixed charges (1)                                                                                                7,636
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Earnings before income taxes and fixed charges                                                                  $8,053
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Earnings to fixed charges ratio                                                                                 1.05 x
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                                                                                              For the Year Ended December 31, 1999
($ in thousands)
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Earnings before income taxes                                                                                    $1,052
Fixed charges (1)                                                                                                9,049
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Earnings before income taxes and fixed charges                                                                 $10,101
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Earnings to fixed charges ratio                                                                                 1.12 x
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                                                                                              For the Year Ended December 31, 1998
($ in thousands)
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Earnings before income taxes                                                                                   $ 1,748
Fixed charges (1)                                                                                                9,401
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Earnings before income taxes and fixed charges                                                                 $11,149
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Earnings to fixed charges ratio                                                                                 1.19 x
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


(1)  Fixed  charges  represent   interest  on  debentures  and  amortization  of
     debenture offering costs.